UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2011

INVIVO THERAPEUTICS HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-52089	36-4528166
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Broadway, 14th Floor Cambridge, Massachusetts		02142
(Address of principal executive offices)		(Zip Code)

(617) 475-1520

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 7, 2011, InVivo Therapeutics Holdings Corp. (the “Registrant”) issued a press release announcing that the Registrant submitted an Investigational Device Exemption to the U.S. Food and Drug Administration for a proprietary biopolymer scaffolding device to protect and support spinal tissue and prevent secondary injury following traumatic spinal cord injury. A copy of the press release is filed as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The exhibit listed in the Exhibit Index below is filed with this report.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InVivo Therapeutics Holdings Corp.

Date: July 8, 2011	By:	/s/ Frank M. Reynolds
Frank M. Reynolds
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the Registrant, dated July 7, 2011.